Original Electronically Transmitted
               to the Securities and Exchange Commission
                          on December 6, 1996



                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K/A

                           (Amendment No. 1)

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                Date of Report (Date of earliest event
                      reported) December 3, 1996.


              INTERNATIONAL BUSINESS MACHINES CORPORATION
        (Exact name of registrant as specified in its charter)


        New York                1-2360              13-0871985

   (State of Incorporation)    (Commission         (I.R.S. Employer
                               File Number)        Identification No.)



Armonk, New York                      10504
(Address of principal               (Zip Code)
executive offices)

Registrant's telephone number, including area code: 914-765-1900

The undersigned Registrant hereby amends Item (2) of its Current
Report on Form 8-K dated December 3, 1996, due to the inadvertent submission of an incomplete Form of Debenture.

Item 7. Financial Information, Pro Forma Financial Information and
Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 33-65119 on Form S-3, effective February 7, 1996, the documents included as Exhibits 1 and 2 hereto, relating to $2,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibits are hereby filed with this report:


Exhibit
Number                Description
-------               -----------

(1) Underwriting Agreement dated December 3, 1996, among International Business Machines
                      Corporation, Salomon Brothers Inc, Chase
                      Securities Inc., CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated and Morgan Stanley & Co.
                      Incorporated.*

(2)                   Form of 7 1/8% Debenture due 2096.






----------------------
* Previously filed.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL BUSINESS MACHINES CORPORATION
                                            (Registrant)

                             By:  /s/ John E. Hickey
                                  ---------------------
                             Name:  John E. Hickey
                             Title: Secretary


Date:  December 6, 1996

                             Exhibit Index


                                                            Page in
                                                         Sequentially
Exhibit                                                    Numbered
Number               Description                             Copy
--------             -----------                         ------------

(1) --               Underwriting Agreement dated
                     December 3, 1996, among
                     International Business
                     Machines Corporation,
                     Salomon Brothers Inc, Chase
                     Securities Inc., CS First
                     Boston Corporation, Merrill
                     Lynch, Pierce, Fenner &
                     Smith Incorporated and
                     Morgan Stanley & Co.
                     Incorporated.*

(2) --               Form of 7 1/8% Debenture due
                     2096.






----------------------
* Previously filed.